Execution Version

INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT

THIS INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT, dated as of July 23, 2024 (this “Agreement”), is among ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, a real estate investment trust formed under the laws of the state of Maryland (the “Parent”), the other Loan Parties solely for the purpose of Section VI hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Agent”), and the Additional Lender (defined below).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Credit Agreement, dated as of May 30, 2024 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested an increase in the Revolving Commitments (such increase in Revolving Commitments, the “Incremental Revolving Commitment”) as more particularly set forth herein, and the Agent and the Additional Lender have agreed to such Incremental Revolving Commitment, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.
COMMITMENTS. Fifth Third Bank, National Association (the “Additional Lender”) hereby commits on the terms set forth in this Agreement to make the Incremental Revolving Commitment as set forth on Schedule A available to the Borrower on the Incremental Effective Date (defined below) subject to the conditions precedent set forth in Section III below. After giving effect to the Incremental Revolving Commitment, the aggregate Revolving Commitments shall be as set forth on Schedule B hereto. The Agent, the Borrower and the Additional Lender agree that as of the Incremental Effective Date, the Additional Lender shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, including, without limitation, this Agreement. The address of the Additional Lender for purposes of all notices and other communications under the Credit Agreement and the other Loan Documents is as set forth on the Administrative Questionnaire delivered by the Additional Lender to the Agent.

II.
REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, makes, on the effective date of this Agreement, the representations and warranties in Article VI of the Credit Agreement and the other Loan Documents, and confirms that such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and except for changes in factual circumstances not prohibited under the Loan Documents. Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

III.
CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “Incremental Effective Date”) on which the following conditions are satisfied:

A.
The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, the Additional Lender and the Agent.

B.
If so requested by the Additional Lender, the Agent shall have received a Revolving Note made by the Borrower and payable to the Additional Lender.

C.
The Agent shall have received a certificate of a Responsible Officer of each Loan Party, dated as of the Incremental Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the Incremental Revolving Commitment and the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity, and (v) in the case of the Borrower, that, as of the Incremental Effective Date after giving effect to this Agreement and any borrowings or other extensions of credit hereunder that may be made on the Incremental Effective Date, (x) the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Incremental Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and except for changes in factual circumstances not prohibited under the Loan Documents, and (y) no Default or Event of Default exists; provided that in the case of the certificate delivered with respect to any Loan Party, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the delivery thereof to the Agent on May 30, 2024.

D.
The Agent shall have received an opinion of Barnes & Thornburg LLP, counsel to the Borrower and the other Loan Parties, dated as of the Incremental Effective Date, addressed to the Agent and the Lenders and covering such matters as the Agent may reasonably request.

E.
The Agent shall have received all fees and other amounts due and payable by the Borrower to the Agent, the Arranger and the Lenders on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

F.
Upon the reasonable request of the Agent or the Additional Lender, the Borrower shall have provided to the Agent or the Additional Lender, as applicable, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least two (2) Business Days prior to the Incremental Effective Date.

G.
As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

H.
After giving effect to this Agreement, the Borrower is in compliance with the requirements of Section 2.17 of the Credit Agreement; provided, that the Agent hereby confirms that the Borrower’s obligation under Section 2.17 of the Credit Agreement to provide written notice to the Agent of its request for the Incremental Revolving Commitment is deemed satisfied.

IV.
TERMS GENERALLY. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Revolving Commitment and any Loan made using the Incremental Revolving Commitment (such Loans, the “Incremental Revolving Loans”) shall have the same terms as the initial Revolving Commitments and initial Revolving Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Revolving Commitments and initial Revolving Loans, as applicable. Upon the occurrence of the Incremental Effective Date, the Incremental Revolving Commitment and any Incremental Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Revolving Commitments and Revolving Loans, respectively. The Agent shall take any and all action as may be reasonably necessary to ensure that the Incremental Revolving Commitment and the Incremental Revolving Loans are included in each repayment or commitment reduction, as applicable, of Revolving Commitments and Revolving Loans, as applicable, on a pro rata basis.

V.
CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of the Additional Lender to make (i) its Incremental Revolving Commitment available, in each case, on the Incremental Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section III above, and (ii) its portion of Incremental Revolving Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Revolving Loans.

VI.
REAFFIRMATION. Each Loan Party (a) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (b) confirms its obligations under the Parent Guaranty or the Subsidiary Guaranty, as applicable, and confirms its guarantee of the Obligations (as modified hereby) under the Parent Guaranty or the Subsidiary Guaranty, as applicable, (c) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of each Guaranty and the Pledge Agreement, and (d) to the extent such Person granted liens on or security interests in any of its property pursuant to the Pledge Agreement as security for the Obligations, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each Loan Party, by its execution of this Agreement, hereby confirms that the Credit Agreement, each other Loan Document and the Obligations (in each case, as modified hereby) remains in full force and effect and is hereby ratified and reaffirmed.

VII.
ADDITIONAL LENDER. The Additional Lender (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and any amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Upon the Incremental Effective Date, the Additional Lender shall make available to the Agent Revolving Loans in an amount sufficient to cause the outstanding Revolving Loans then held by all Lenders to be repaid such that the outstanding Revolving Loans held by each Lender (including the Additional Lender) following such repayment are pro rata in accordance with the Revolving Commitment of each such Lender after giving effect to this Agreement.

VIII.
MISCELLANEOUS.

A.
Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.
On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.
This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 12.4 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.
Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

ExchangeRight Income Fund Operating Partnership, LP, as Borrower

By: EXCHANGERIGHT INCOME FUND, its General Partner

By: EXCHANGERIGHT INCOME FUND TRUSTEE, LLC, a Delaware limited liability company; its trustee

By: EXCHANGERIGHT REAL ESTATE, LLC, a California limited liability company; its manager

By:
Name:
Title:

EXCHANGERIGHT INCOME FUND, as Parent

By: EXCHANGERIGHT INCOME FUND TRUSTEE, LLC, a Delaware limited liability company, its trustee

By: EXCHANGERIGHT REAL ESTATE, LLC,

a California limited liability company, its manager

By:_______________________________________

Name:

Title:

[Incremental Revolving Commitment Assumption Agreement (ExchangeRight)]

EXCHANGERIGHT ESSENTIAL INCOME STRATEGY PROPERTIES 6, LLC, a Delaware limited liability company

By:_______________________________________

Name: David Fisher

Title: Chief Executive Officer

EXCHANGERIGHT NET LEASED PORTFOLIO 3 DST

EXCHANGERIGHT NET LEASED PORTFOLIO 4 DST

EXCHANGERIGHT NET LEASED PORTFOLIO 5 DST

EXCHANGERIGHT NET LEASED PORTFOLIO 6 DST,

each a Delaware statutory trust

By: EXCHANGERIGHT INCOME FUND OPERATING

PARTNERSHIP, LP; its Manager

By: EXCHANGERIGHT INCOME FUND, a Maryland statutory trust;

its General Partner

By: EXCHANGERIGHT INCOME FUND TRUSTEE, LLC,

a Delaware limited liability company; its trustee

By: EXCHANGERIGHT REAL ESTATE, LLC,

a California limited liability company; its manager

By:_______________________________________

Name: David Fisher

Title: Executive Managing Principal

(Principal Executive Officer)

[Incremental Revolving Commitment Assumption Agreement (ExchangeRight)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:

Name:

Title:

[Incremental Revolving Commitment Assumption Agreement (ExchangeRight)]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

[Incremental Revolving Commitment Assumption Agreement (ExchangeRight)]

SCHEDULE A
TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Additional Lender	Incremental Revolving Commitment
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$25,000,000.00
Total	$25,000,000.00

SCHEDULE B
TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Aggregate Revolving Commitments after giving effect to the Incremental Revolving Commitment

Lender	Aggregate Revolving Credit Commitments
WELLS FARGO BANK, NATIONAL ASSOCIATION	$75,000,000.00
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$25,000,000.00
Total	$100,000,000.00